SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 31, 2001
(Date of earliest event reported)

ONYX ACCEPTANCE FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	333-51636	33-0639768

(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

27051 Towne Centre Drive, Suite 200 Foothill Ranch, California (Address of Principal executive offices)		92610 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 465-3500

Item 5. Other Events.
Signatures

Item 5. Other Events.

      Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-51636) filed with the Securities and Exchange Commission (the “Commission”) on December 11, 2000 and Amendment No. 1 thereto filed with the Commission on January 12, 2001 (as amended, the “Registration Statement”), pursuant to which the Registrant registered $2,000,000,000 aggregate principal amount of its auto loan backed notes and auto loan backed certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the “Act”). Reference is also hereby made to the Prospectus dated February 15, 2001 and the related Prospectus Supplement dated May 11, 2001, as filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant’s Auto Loan Backed Notes Series 2001-B, consisting of Class A-1 Auto Loan Backed Notes, Class A-2 Auto Loan Backed Notes, Class A-3 Auto Loan Backed Notes and Class A-4 Auto Loan Backed Notes (the “Notes”).

      The Notes were sold to Salomon Smith Barney (“Salomon”) and Credit Suisse First Boston Corporation (“CS First Boston” and, together with Salomon, the “Underwriters”) pursuant to the terms of the Underwriting Agreement dated as of May 11, 2001 (the “Underwriting Agreement”) between the Registrant and Salomon, as representative of itself and CS First Boston.

      The Notes were issued pursuant to an Indenture dated as of May 1, 2001 (the “Indenture”) among ONYX ACCEPTANCE OWNER TRUST 2001-B (the “Trust”) and The Chase Manhattan Bank, as Indenture Trustee.

      The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust include primarily a pool of fixed rate motor vehicle retail installment sales contracts and installment loan agreements (the “Contracts”) secured by new and used automobiles, light-duty trucks and vans (the “Financed Vehicles”), certain monies due under the Contracts and certain monies received with respect to the Contracts on or after the related Cut-Off Date, as defined in the Indenture, security interests in the Financed Vehicles and certain other property.

      A Residual Interest Instrument that represents an undivided ownership interests in the Trust was issued pursuant to the Trust Agreement dated as of May 1, 2001 (the “Trust Agreement”) among the Registrant, as Depositor, Bankers Trust (Delaware), as Owner Trustee, and The Chase Manhattan Bank, as Trust Agent.

      The Contracts were sold by the Registrant to the Trust pursuant to the Sale and Servicing Agreement dated as of May 1, 2001 (the “Sale and Servicing Agreement”) among the Trust, the Registrant, as Seller, Onyx, as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee and Trust Agent. The Trust acquired certain Contracts (the “Initial Contracts”) with a total principal balance of $304,191,116.98 (the “Initial Cut-Off Pool Balance”) as of May 1, 2001 (the “Initial Cut-Off Date”). The Trust also acquired certain additional Contracts (the “Subsequent Contracts”) originated or purchased on or after the Initial Cut-Off Date but before May 10, 2001 (the “Subsequent Cut-Off Date”) with a total principal balance of $35,050,268.93 (the “Subsequent Cut-Off Pool Balance”). Additionally, the Trust used funds on deposit in a segregated trust account (the “Prefunding Account”) to acquire additional Contracts (the “Prefunded Contracts”) with a total principal balance of $60,758,614.65 as of the related cut-off dates (each a “Prefunding Cut-Off Date”) during the period from the Closing Date until May 31, 2001.

      Set forth below is certain data concerning the Initial Contracts as of the Initial Cut-Off Date.

Composition of the Initial Contracts

Aggregate principal balance	$304,191,116.98

Number of contracts	24,163

Average principal balance outstanding	$12,589.13

Average original amount financed	$13,662.26

Original amount financed (range)	$1,500.01 to $73,742.57

Weighted average APR	12.81%

APR (range)	2.90% to 25.32%

Weighted average original term	58.04 mos.

Original term (range)	12 to 72 mos.

Weighted average remaining term	55.54 mos.

Remaining term (range)	5 to 72 mos.

Distribution by APRs of the Initial Contracts

	Number
	of	% of		% of Initial
	Initial	Initial	Principal	Cut-Off
APR Range	Contracts	Contracts	Balance	Pool Balance

0.000% to 7.000%	228	0.94%	$4,122,809.23	1.36%

7.001% to 8.000%	2,712	11.22%	47,110,437.49	15.49%

8.001% to 9.000%	2,501	10.35%	41,229,913.71	13.55%

9.001% to 10.000%	1,767	7.31%	25,394,598.10	8.35%

10.001% to 11.000%	1,262	5.22%	16,477,032.78	5.42%

11.001% to 12.000%	1,351	5.59%	17,081,849.57	5.62%

12.001% to 13.000%	1,521	6.29%	18,257,582.25	6.00%

13.001% to 14.000%	1,571	6.50%	18,474,715.46	6.07%

14.001% to 15.000%	1,907	7.89%	21,653,149.50	7.12%

15.001% to 16.000%	1,851	7.66%	20,818,191.08	6.84%

16.001% to 17.000%	1,697	7.02%	18,518,940.09	6.09%

17.001% to 18.000%	1,560	6.46%	16,123,781.45	5.30%

18.001% to 19.000%	1,343	5.56%	13,775,813.82	4.53%

19.001% to 20.000%	1,131	4.68%	10,754,570.62	3.54%

20.001% to 21.000%	1,015	4.20%	8,558,976.59	2.81%

Over 21.000%	746	3.09%	5,838,755.24	1.92%

Totals	24,163	100.00%*	$304,191,116.98	100.00%*

* Percentages may not add to 100% because of rounding.

Geographic Concentration of the Initial Contracts

	Number of	% of		% of
	Initial	Initial	Principal	Initial Cut-Off
State	Contracts	Contracts	Balance	Pool Balance

Alabama	242	1.00%	$3,570,685.47	1.17%

Arizona	889	3.68%	10,044,944.76	3.30%

California	6,196	25.64%	73,639,011.52	24.21%

Colorado	282	1.17%	3,429,298.57	1.13%

Connecticut	39	0.16%	507,584.17	0.17%

Delaware	283	1.17%	3,212,108.21	1.06%

Florida	1,552	6.42%	19,603,727.02	6.44%

Georgia	1,074	4.44%	15,227,360.63	5.01%

Idaho	179	0.74%	2,177,651.80	0.72%

Illinois	1,239	5.13%	15,874,918.20	5.22%

Indiana	480	1.99%	6,082,012.40	2.00%

Iowa	162	0.67%	2,090,441.06	0.69%

Kansas	79	0.33%	1,003,240.60	0.33%

Kentucky	283	1.17%	3,479,740.70	1.14%

Maryland	502	2.08%	7,511,127.72	2.47%

Massachusetts	2,197	9.09%	27,429,339.71	9.02%

Michigan	1,331	5.51%	18,291,013.16	6.01%

Minnesota	212	0.88%	2,977,421.97	0.98%

Missouri	455	1.88%	6,038,470.70	1.99%

Montana	30	0.12%	373,167.70	0.12%

Nebraska	51	0.21%	592,803.24	0.19%

Nevada	562	2.33%	5,920,489.50	1.95%

New Jersey	1,010	4.18%	12,530,222.57	4.12%

New York	2	0.01%	11,852.87	0.00%

North Carolina	713	2.95%	9,548,762.56	3.14%

Ohio	2	0.01%	26,281.23	0.01%

Oklahoma	194	0.80%	2,349,813.68	0.77%

Oregon	392	1.62%	5,017,937.99	1.65%

Pennsylvania	600	2.48%	7,110,373.39	2.34%

Rhode Island	60	0.25%	783,853.23	0.26%

South Carolina	284	1.18%	3,915,998.70	1.29%

Tennessee	265	1.10%	3,450,731.20	1.13%

Texas	725	3.00%	9,472,357.21	3.11%

Utah	145	0.60%	2,149,559.84	0.71%

Virginia	841	3.48%	11,398,214.08	3.75%

Washington	595	2.46%	7,185,250.89	2.36%

West Virginia	16	0.07%	163,348.73	0.05%

Totals	24,163	100.00%	304,191,116.98	100.00%*

* Percentages may not add to 100% because of rounding.

      Set forth below is certain data concerning the Subsequent Contracts as of the Subsequent Cut-Off Date:

Composition of the Subsequent Contracts

Aggregate principal balance	$35,050,268.93

Number of Contracts	2,599

Average principal balance outstanding	$13,486.06

Average original amount financed	$13,486.06

Original amount financed (range)	$1,550.01 to $69,376.75

Weighted average APR	12.45%

APR (range)	5.90% to 25.00%

Weighted average original term	57.84 mos.

Original term (range)	12 to 72 mos.

Weighted average remaining term	57.82 mos.

Remaining term (range)	12 to 72 mos.

Distribution by APRs of the Subsequent Contracts

	Number of	% of		% of Final
	Subsequent	Subsequent	Principal	Cut-Off
APR Range	Contracts	Contracts	Balance	Pool Balance

0.000% to 7.000%	124	4.77	2,214,070.22	6.32

7.001% to 8.000%	243	9.35	4,478,491.11	12.78

8.001% to 9.000%	224	8.62	3,886,244.27	11.09

9.001% to 10.000%	210	8.08	3,054,232.71	8.71

10.001% to 11.000%	155	5.96	2,177,281.03	6.21

11.001% to 12.000%	159	6.12	2,108,873.03	6.02

12.001% to 13.000%	201	7.73	2,557,842.95	7.30

13.001% to 14.000%	217	8.35	2,764,389.41	7.89

14.001% to 15.000%	206	7.93	2,481,680.28	7.08

15.001% to 16.000%	206	7.93	2,486,809.06	7.09

16.001% to 17.000%	172	6.62	1,951,974.68	5.57

17.001% to 18.000%	168	6.46	1,851,736.57	5.28

18.001% to 19.000%	101	3.89	1,031,584.89	2.94

19.001% to 20.000%	89	3.42	866,801.95	2.47

20.001% to 21.000%	64	2.46	620,804.21	1.77

Over 21.000%	60	2.31	517,452.56	1.48

Totals	2,599	100.00	35,050,268.93	100.00

* Percentages may not add to 100% because of rounding.

Geographic Concentration of the Subsequent Contracts

	Number of	% of		% of Final
	Subsequent	Subsequent	Principal	Cut-Off
	Contracts	Contracts	Balance	Pool Balance

Alabama	25	0.96	261,847.30	0.75

Arizona	106	4.08	1,485,427.86	4.24

California	541	20.82	8,233,776.18	23.49

Colorado	50	1.92	585,681.28	1.67

Connecticut	7	0.27	85,441.90	0.24

Delaware	32	1.23	349,758.83	1.00

Florida	179	6.89	2,276,653.36	6.50

Georgia	114	4.39	1,761,196.45	5.02

Idaho	24	0.92	256,514.76	0.73

Illinois	156	6.00	2,147,888.63	6.13

Indiana	71	2.73	796,724.57	2.27

Iowa	22	0.85	318,917.39	0.91

Kansas	13	0.50	125,601.84	0.36

Kentucky	38	1.46	491,075.77	1.40

Maryland	46	1.77	660,939.46	1.89

Massachusetts	70	2.69	993,268.11	2.83

Michigan	139	5.35	2,045,748.83	5.84

Minnesota	27	1.04	360,597.46	1.03

Missouri	64	2.46	887,917.83	2.53

Montana	3	0.12	38,211.89	0.11

Nebraska	6	0.23	73,590.08	0.21

Nevada	72	2.77	797,980.15	2.28

New Jersey	142	5.46	1,774,273.44	5.06

North Carolina	114	4.39	1,415,777.45	4.04

Oklahoma	36	1.39	413,564.87	1.18

Oregon	26	1.00	302,362.77	0.86

Pennsylvania	108	4.16	1,299,228.26	3.71

Rhode Island	9	0.35	118,615.00	0.34

South Carolina	54	2.08	737,547.00	2.10

Tennessee	38	1.46	541,399.11	1.54

Texas	80	3.08	1,008,825.95	2.88

Utah	18	0.69	278,062.69	0.79

Virginia	132	5.08	1,641,896.95	4.68

Washington	37	1.42	483,955.51	1.38

Totals	2,599	100.00	35,050,268.93	100.00

(*) Percentages may not add to 100% because of rounding.

      Set forth below is certain data concerning the Prefunded Contracts as of the Prefunding Cut-Off Date:

Composition of the Prefunded Contracts

Aggregate principal balance	$60,758,614.65

Number of Contracts	4,346

Average principal balance outstanding	$13,980.35

Average original amount financed	$13,980.35

Original amount financed (range)	$1,9270.70 to $67,578.00

Weighted average APR	12.25%

APR (range)	6.748% to 21.999%

Weighted average original term	58.01

Original term (range)	6 to 72 mos.

Weighted average remaining term	57.93

Remaining term (range)	6 to 72 mos.

Distribution by APRs of the Prefunded Contracts

				% of
	Number of	% of		Prefunded
	Prefunded	Prefunded	Principal	Cut-Off
APR Range	Contracts	Contracts	Balance	Pool Balance

0.000% to 7.000%	187	4.30	3,524,395.98	5.80

7.001% to 8.000%	426	9.80	7,770,383.06	12.79

8.001% to 9.000%	416	9.57	6,994,766.88	11.51

9.001% to 10.000%	385	8.86	5,789,456.92	9.53

10.001% to 11.000%	274	6.30	4,229,988.25	6.96

11.001% to 12.000%	280	6.44	4,089,534.18	6.73

12.001% to 13.000%	299	6.88	4,034,596.56	6.64

13.001% to 14.000%	323	7.43	4,193,355.85	6.90

14.001% to 15.000%	349	8.03	4,122,892.17	6.79

15.001% to 16.000%	395	9.09	4,781,434.25	7.87

16.001% to 17.000%	317	7.29	3,761,952.66	6.19

17.001% to 18.000%	349	8.03	3,872,460.77	6.37

18.001% to 19.000%	179	4.12	1,858,642.74	3.06

19.001% to 20.000%	144	3.31	1,496,555.93	2.46

20.001% to 21.000%	18	0.41	206,872.66	0.34

Over 21.000%	5	0.12	31,325.79	0.05

Totals	4,346	100.00	60,758,614.65	100.00

(*) Percentages may not add to 100% because of rounding.

Geographic Concentration of the Prefunded Contracts

				% of
	Number of	% of		Prefunding
	Prefunded	Prefunded	Principal	Cut-Off
	Contracts	Contracts	Balance	Pool Balance

Alabama	30	0.69	417,486.34	0.69

Arizona	148	3.41	1,934,902.31	3.18

California	1,065	24.51	16,781,672.06	27.62

Colorado	63	1.45	762,457.61	1.25

Connecticut	2	0.05	19,039.75	0.03

Delaware	58	1.33	739,663.36	1.22

Florida	305	7.02	3,970,586.64	6.54

Georgia	213	4.90	3,136,068.71	5.16

Idaho	42	0.97	521,717.97	0.86

Illinois	232	5.34	3,038,800.38	5.00

Indiana	106	2.44	1,374,463.73	2.26

Iowa	21	0.48	239,837.58	0.39

Kansas	27	0.62	332,894.82	0.55

Kentucky	43	0.99	577,039.05	0.95

Maryland	93	2.14	1,216,443.65	2.00

Massachusetts	65	1.50	836,232.53	1.38

Michigan	298	6.86	3,905,144.42	6.43

Minnesota	48	1.10	645,758.24	1.06

Missouri	78	1.79	1,090,035.52	1.79

Montana	6	0.14	100,881.91	0.17

Nebraska	3	0.07	28,944.00	0.05

Nevada	119	2.74	1,794,006.26	2.95

New Jersey	271	6.24	3,523,717.97	5.80

North Carolina	170	3.91	2,411,870.48	3.97

Oklahoma	32	0.74	368,174.72	0.61

Oregon	63	1.45	940,170.21	1.55

Pennsylvania	139	3.20	1,872,015.71	3.08

Rhode Island	11	0.25	145,149.26	0.24

South Carolina	66	1.52	887,301.09	1.46

Tennessee	31	0.71	444,197.77	0.73

Texas	164	3.77	2,192,372.77	3.61

Utah	28	0.64	307,384.67	0.51

Virginia	227	5.22	3,125,801.29	5.14

Washington	73	1.68	1,011,480.54	1.66

West Virginia	6	0.14	64,901.33	0.11

Totals	4,346	100.00	60,758,614.65	100.00

(*) Percentages may not add to 100% because of rounding.

Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX ACCEPTANCE FINANCIAL CORPORATION

June 8, 2001	By:	/s/ Michael A. Krahelski

Michael A. Krahelski, Senior Vice President